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                                      Bond

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Applicable Campaign Proposals                                                   Mark All - Board Recommended
                                                                                Mark All - For  Against   Abstain

 1.01 To elect Trustees: E. Virgil Conway                                         o  For   o Withhold
 1.02 To elect Trustees: Harry Dalzell-Payne                                      o  For   o Withhold
 1.03 To elect Trustees: Daniel T. Geraci                                         o  For   o Withhold
 1.04 To elect Trustees: Francis E. Jeffries                                      o  For   o Withhold
 1.05 To elect Trustees: Leroy Keith, Jr.                                         o  For   o Withhold
 1.06 To elect Trustees: Marilyn E. LaMarche                                      o  For   o Withhold
 1.07 To elect Trustees: Philip R. McLoughlin                                     o  For   o Withhold
 1.08 To elect Trustees: Geraldine M. McNamara                                    o  For   o Withhold
 1.09 To elect Trustees: James M.  Oates                                          o  For   o Withhold
 1.10 To elect Trustees: Richard E. Segerson                                      o  For   o Withhold
 1.11 To elect Trustees: Ferdinand L.J. Verdonck                                  o  For   o Withhold

2 To approve a new Investment Advisory Agreement for each Fund between the        o  For   o Against      o Abstain
  Trust and Phoenix Investment Counsel, Inc. ("PIC") (all shareholders vote)

3 To approve a new Subadvisory Agreement between PIC and Harris
  Investment Management, Inc. for each Fund, except those named in 4 and 5        Not Applicable
  below. (shareholders of all Funds, except International Fund, Emerging
  Markets Fund, Bond Fund and High Yield Bond Fund, vote)

4 To approve a new Subadvisory Agreement between PIC and Vontobel Asset
  Management, Inc. for each of International Fund and Emerging Markets Fund       Not Applicable
  (only shareholders of those Funds vote)

5 To approve a new Subadvisory Agreement between PIC and Seneca Capital           o For    o Against      o Abstain
  Management LLC for each of Bond Fund and High Yield Bond Fund.
  (only shareholders of those funds vote); and

6 To approve a proposal to permit PIC to hire and replace subadvisers or to       o For    o Against      o Abstain
  modify subadvisory agreements without shareholder approval
  (all shareholders vote)

                                                                                  Voting Instructions

 Enter your e-mail address here if you would like an e-mail
 confirmation of your vote.
                                                                                  ----------------------

  Answers have been marked according to your last recorded vote. Please
  change as appropriate before submission. If you have questions                 o Cancel  o Vote Now!
  regarding any of the proposals, please call (866) 304-4545.

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 Campaign Proposals                                           PROXY DIRECT(TM)

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                             Government Money Market

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Applicable Campaign Proposals                                                   Mark All - Board Recommended
                                                                                Mark All - For  Against   Abstain

 1.01 To elect Trustees: E. Virgil Conway                                         o  For   o  Withhold
 1.02 To elect Trustees: Harry Dalzell-Payne                                      o  For   o  Withhold
 1.03 To elect Trustees: Daniel T. Geraci                                         o  For   o  Withhold
 1.04 To elect Trustees: Francis E. Jeffries                                      o  For   o  Withhold
 1.05 To elect Trustees: Leroy Keith, Jr.                                         o  For   o  Withhold
 1.06 To elect Trustees: Marilyn E. LaMarche                                      o  For   o  Withhold
 1.07 To elect Trustees: Philip R. McLoughlin                                     o  For   o  Withhold
 1.08 To elect Trustees: Geraldine M. McNamara                                    o  For   o  Withhold
 1.09 To elect Trustees: James M. Oates                                           o  For   o  Withhold
 1.10 To elect Trustees: Richard E. Segerson                                      o  For   o  Withhold
 1.11 To elect Trustees: Ferdinand L.J. Verdonck                                  o  For   o  Withhold

2 To approve a new Investment Advisory Agreement for each Fund between the        o  For   o  Against     o Abstain
  Trust and Phoenix Investment Counsel, Inc. ("PIC") (all shareholders vote)

3 To approve a new Subadvisory Agreement between PIC and Harris                   o  For   o  Against     o Abstain
  Investment Management, Inc. for each Fund, except those named in 4 and 5 below. (shareholders of all Funds, except International Fund, Emerging
  Markets Fund, Bond Fund and High Yield Bond Fund, vote)

4 To approve a new Subadvisory Agreement between PIC and Vontobel Asset
  Management, Inc. for each of International Fund and Emerging Markets Fund          Not Applicable
  (only shareholders of those Funds vote)

5 To approve a new Subadvisory Agreement between PIC and Seneca Capital
  Management LLC for each of Bond Fund and High Yield Bond Fund. (only               Not Applicable
  shareholders of those funds vote); and

6 To approve a proposal to permit PIC to hire and replace subadvisers or to       o  For   o Against      o Abstain
  modify subadvisory agreements without shareholder approval
  (all shareholders vote)

                                                                                     Voting Instructions

  Enter your e-mail address here if you would like an e-mail confirmation of your vote.
                                                                                     ---------------------

  Answers have been marked according to your last recorded vote. Please
  change as appropriate before submission. If you have questions                  o Cancel o Vote Now!
  regarding any of the proposals, please call (866) 304-4545.


Contact Us      Security                              (C)2000 Proxy Direct (TM)

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 Campaign Proposals                                           PROXY DIRECT(TM)

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                                  International

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

Applicable Campaign Proposals                                                   Mark All - Board Recommended
                                                                                Mark All - For  Against   Abstain

 1.01 To elect Trustees: E. Virgil Conway                                        o  For   o  Withhold
 1.02 To elect Trustees: Harry Dalzell-Payne                                     o  For   o  Withhold
 1.03 To elect Trustees: Daniel T. Geraci                                        o  For   o  Withhold
 1.04 To elect Trustees: Francis E. Jeffries                                     o  For   o  Withhold
 1.05 To elect Trustees: Leroy Keith, Jr.                                        o  For   o  Withhold
 1.06 To elect Trustees: Marilyn E. LaMarche                                     o  For   o  Withhold
 1.07 To elect Trustees: Philip R. McLoughlin                                    o  For   o  Withhold
 1.08 To elect Trustees: Geraldine M. McNamara                                   o  For   o  Withhold
 1.09 To elect Trustees: James M. Oates                                          o  For   o  Withhold
 1.10 To elect Trustees: Richard E. Segerson                                     o  For   o  Withhold
 1.11 To elect Trustees: Ferdinand L.J. Verdonck                                 o  For   o  Withhold

2 To approve a new Investment Advisory Agreement for each Fund between the       o  For   o  Against   o Abstain
  Trust and Phoenix Investment Counsel, Inc. ("PIC") (all shareholders vote)

3 To approve a new Subadvisory Agreement between PIC and Harris
  Investment Management, Inc. for each Fund, except those named in 4 and 5         Not Applicable
  below. (shareholders of all Funds, except International Fund, Emerging
  Markets Fund, Bond Fund and High Yield Bond Fund, vote)

4 To approve a new Subadvisory Agreement between PIC and Vontobel Asset          o For    o  Against   o Abstain
  Management, Inc. for each of International Fund and Emerging Markets Fund
  (only shareholders of those Funds vote)

5 To approve a new Subadvisory Agreement between PIC and Seneca Capital
  Management LLC for each of Bond Fund and High Yield Bond Fund. (only             Not Applicable
  shareholders of those funds vote); and

6 To approve a proposal to permit PIC to hire and replace subadvisers or to      o For    o  Against   o Abstain
  modify subadvisory agreements without shareholder approval
  (all shareholders vote)

                                                                                   Voting Instructions

Enter your e-mail address here if you would like an e-mail
confirmation of your vote.
                                                                                   -----------------------

Answers have been marked according to your last recorded vote. Please
change as appropriate before submission. If you have questions                   o Cancel o  Vote Now!
regarding any of the proposals, please call (866) 304-4545.


Contact Us      Security                              (C)2000 Proxy Direct (TM)